UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 12, 2006

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 12, 2006, certain subsidiaries of SMTC Corporation entered into a Third Amending Agreement (the “US Amendment”) with Wachovia Capital Finance Corporation (Central) (“Wachovia”) to the Loan Agreement dated as of June 1, 2004 by and among Wachovia (as successor to Congress Financial Corporation (Central)), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc., as amended by the Original Amending Agreement dated March 10, 2005, as further amended by the First Amending Agreement dated March 31, 2005 and as further amended by the Second Amending Agreement dated August 17, 2005 (the “US Loan Agreement”). The US Amendment amends the term and amount of the term loan under the US Loan Agreement and subject to the conditions therein, advances certain amounts to fund capital expenditures and working capital.

On June 12, 2006, SMTC Manufacturing Corporation of Canada entered into a Third Amending Agreement (the “Canadian Amendment”) with Wachovia Capital Finance Corporation (Canada) (“Wachovia Canada”) to the Loan Agreement dated as of June 1, 2004 by and between Wachovia Canada (as successor to Congress Financial Corporation (Canada)) and SMTC Manufacturing Corporation of Canada, as amended by the Original Amending Agreement dated March 10, 2005, as further amended by the First Amending Agreement dated March 31, 2005 and as further amended by the Second Amending Agreement dated August 17, 2005 (the “Canadian Loan Agreement”). The Canadian Amendment amends the term and amount of the term loan under the Canadian Loan Agreement and subject to the conditions therein, advances certain amounts to fund capital expenditures and working capital.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit Number	Description
99.1	Third Amending Agreement dated as of June 12, 2006 by and among Wachovia Capital Finance Corporation (Central) (as successor to Congress Financial Corporation (Central)), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	Third Amending Agreement dated as of June 12, 2006 by and between Wachovia Capital Finance Corporation (Canada) (as successor to Congress Financial Corporation (Canada)) and SMTC Manufacturing Corporation of Canada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2006	SMTC CORPORATION

	By:	/s/ Jane Todd
	Name:	Jane Todd
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Third Amending Agreement dated as of June 12, 2006 by and among Wachovia Capital Finance Corporation (as successor to Congress Financial Corporation (Central)), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	Third Amending Agreement dated as of June 12, 2006 by and between Wachovia Capital Finance Corporation (Canada) (as successor to Congress Financial Corporation (Canada)) and SMTC Manufacturing Corporation of Canada.